SUPPLEMENT TO THE PROSPECTUSES

                  CREDIT SUISSE COMMODITY RETURN STRATEGY FUND
            CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO

The following information supersedes or supplements certain information in each of the Fund's Prospectus(es).

The Fund may seek to track the performance of the Dow-Jones AIG Commodity Index by investing in commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the Internal Revenue Service ("IRS") confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Internal Revenue Code of 1986, as amended.

In December 2005, the IRS issued a ruling that limits the income derived from commodity-linked swaps to a maximum of 10% of the Fund's gross income after June 30, 2006. The IRS recently issued a revenue ruling extending this deadline to September 30, 2006. During the period up to September 30, 2006, the Fund may invest primarily in either commodity-linked structured notes or swaps.

Dated June 2, 2006

                                                                  16-0606
                                                                  for
                                                                  COM-PRO-CMN
                                                                  COM-PRO-LOAD
                                                                  TRCRS-PRO
                                                                  2006-011